Exhibit 99.3

Kerr-McGee Corporation
Range of Projected Daily Average Production Volumes

As of January 2005

	2005 Production Forecast
	1-Qtr			2-Qtr			3-Qtr			4-Qtr			Year
	Projected			Projected			Projected			Projected			Projected
Crude Oil (BOPD)
Onshore	32,500	-	35,000	32,500	-	34,000	31,500	-	34,000	31,000	-	34,000	31,900	-	34,200
Offshore	48,000	-	52,000	45,000	-	48,000	40,000	-	43,000	38,000	-	40,500	42,700	-	45,800
U.S.	80,500	-	87,000	77,500	-	82,000	71,500	-	77,000	69,000	-	74,500	74,600	-	80,000

North Sea	66,500	-	72,000	62,000	-	67,500	52,500	-	57,000	64,000	-	67,000	61,200	-	65,800

China	24,500	-	26,500	18,000	-	19,500	14,000	-	15,500	18,000	-	20,000	18,600	-	20,300

Total	171,500	-	185,500	157,500	-	169,000	138,000	-	149,500	151,000	-	161,500	154,400	-	166,100

	1-Qtr			2-Qtr			3-Qtr			4-Qtr			Year
Natural Gas (MMCF/D)
Onshore*	612	-	652	612	-	652	637	-	682	672	-	702	633	-	672
Offshore	440	-	475	455	-	500	445	-	480	460	-	490	450	-	486
U.S.	1,052	-	1,127	1,067	-	1,152	1,082	-	1,162	1,132	-	1,192	1,083	-	1,158

North Sea	90	-	100	65	-	75	45	-	50	75	-	85	70	-	75

Other	0	-	0	0	-	0	0	-	0	0	-	0	0	-	0

Total	1,142	-	1,227	1,132	-	1,227	1,127	-	1,212	1,207	-	1,277	1,153	-	1,233

BOE/D **	361,800	-	390,000	346,200	-	373,500	325,800	-	351,500	352,200	-	374,300	352,000	-	367,000

*                 Adjusted to reflect sale of Arkoma basin asset to BP in exchange for 37.5% interest in Blind Faith discovery.

**          Annual sums reflect the company’s expectations.

** Cautionary Statement Concerning Forward-Looking Statements **

The information contained in this table regarding Kerr-McGee’s projected production volume forecasts are only estimated projections that may or may not occur in the future, and constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Future results and developments set forth in this statement may be affected by numerous uncertainties, factors and risks, such as but not limited to the accuracy of the assumptions that underlie the statement, the success of the oil and gas exploration and production program, drilling risks, market value of oil and gas, uncertainties in interpreting engineering data, changes in laws and regulations, the ability to respond to challenges in international markets, political or economic conditions in areas where Kerr-McGee operates, trade and regulatory matters, and other factors and risks identified in the Risk Factors section of Kerr-McGee’s Annual Report on Form 10-K and other SEC filings. Actual results and developments may differ materially from those expressed or implied in this statement. Therefore, the information contained in this statement may not be accurate. Kerr-McGee does not undertake to update, revise or correct any of the forward-looking information.

Kerr-McGee Corporation
Range of Projected Daily Average Production Volumes

As of February 2005

	2005 Production Forecast
	1-Qtr			2-Qtr			3-Qtr			4-Qtr			Year
	Projected			Projected			Projected			Projected			Projected
Crude Oil (BOPD)
Onshore	33,500	-	36,000	34,000	-	36,000	33,000	-	35,500	32,500	-	35,000	33,200	-	35,600
Offshore	56,000	-	60,000	50,000	-	53,000	44,000	-	47,000	44,000	-	46,500	48,500	-	51,600
U.S.	89,500	-	96,000	84,000	-	89,000	77,000	-	82,500	76,500	-	81,500	81,700	-	87,200

North Sea	67,000	-	72,000	62,000	-	67,500	52,000	-	56,500	64,000	-	67,000	61,200	-	65,700

China	22,000	-	24,000	20,000	-	21,500	14,000	-	15,500	18,000	-	20,000	18,500	-	20,200

Total	178,500	-	192,000	166,000	-	178,000	143,000	-	154,500	158,500	-	168,500	161,400	-	173,100

	1-Qtr			2-Qtr			3-Qtr			4-Qtr			Year
Natural Gas (MMCF/D)
Onshore*	600	-	640	600	-	640	625	-	670	670	-	700	624	-	663
Offshore	400	-	420	420	-	465	400	-	435	425	-	465	411	-	446
U.S.	1,000	-	1,060	1,020	-	1,105	1,025	-	1,105	1,095	-	1,165	1,035	-	1,109
					-			-			-			-
North Sea	90	-	100	75	-	85	45	-	50	80	-	90	72	-	81
					-			-			-			-
Other	0	-	0	0	-	0	0	-	0	0	-	0	0	-	0
					-			-			-			-
Total	1,090	-	1,160	1,095	-	1,190	1,070	-	1,155	1,175	-	1,255	1,107	-	1,190
					-			-			-			-
BOE/D **	360,200	-	385,300	348,500	-	376,300	321,300	-	347,000	354,300	-	377,700	352,000	-	367,000

*                 Adjusted to reflect sale of Arkoma basin asset to BP in exchange for 37.5% interest in Blind Faith discovery.

**          Annual sums reflect the company’s expectations.

** Cautionary Statement Concerning Forward-Looking Statements **

The information contained in this table regarding Kerr-McGee’s projected production volume forecasts are only estimated projections that may or may not occur in the future, and constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Future results and developments set forth in this statement may be affected by numerous uncertainties, factors and risks, such as but not limited to the accuracy of the assumptions that underlie the statement, the success of the oil and gas exploration and production program, drilling risks, market value of oil and gas, uncertainties in interpreting engineering data, changes in laws and regulations, the ability to respond to challenges in international markets, political or economic conditions in areas where Kerr-McGee operates, trade and regulatory matters, and other factors and risks identified in the Risk Factors section of Kerr-McGee’s Annual Report on Form 10-K and other SEC filings.  Actual results and developments may differ materially from those expressed or implied in this statement.  Therefore, the information contained in this statement may not be accurate.  Kerr-McGee does not undertake to update, revise or correct any of the forward-looking information.